UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2014


                                CELL SOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                                                32-0379665
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

   2620 Regatta Drive, Suite 102
           Las Vegas, NV                                           89128
(Address of principal executive offices)                         (Zip code)

                                 1-888-970-9463
               (Registrant's telephone number including area code)

                               Ticket to See, Inc.
                                  (Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

                                CELL SOURCE, INC.

ITEM 1.01 ENTRY INTO A MATERIAL CONTRACT

On June 27, 2014, the Company entered into consulting agreements with two consultants, who had provided services for management consulting and strategic advisory services, a form of which is attached hereto as Exhibit 10.1. In consideration of services rendered to the Company, the consultants shall receive compensation each in the form of a warrant to purchase an aggregate of 2,000,000 shares of common stock, at an exercise price per share of $.75, which expires on June 27, 2019. The consulting agreements shall be terminated upon the Company's issuance of such warrants.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 27, 2014, the Company issued warrants to purchase an aggregate of 2,000,000 shares of common stock to consultants in exchange for consulting services previously rendered to the Company, pursuant to the consulting agreements described in Item 1.01. A form of the warrant is attached hereto as
Exhibit 10.2. The warrants allow the holders to purchase common stock at an exercise price per share of $.75. The warrants expire on June 27, 2019. The warrants and the underlying common stock was not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and were issued in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and corresponding provisions of state securities laws. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.

     Exhibit No.                Description
     -----------                -----------

        10.1              Form of Consulting Agreement
        10.2              Form of Warrant

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2014                   CELL SOURCE, INC.


                                      By: /s/ Aidan Buckley
                                          -------------------------------------
                                          President

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